SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 20, 2004

Washington Mutual, Inc.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Third Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 20, 2004, Washington Mutual, Inc. issued a press release regarding its results of operations and financial condition for the quarter and nine months ended September 30, 2004. The text of the press release is included as Exhibit 99.1 to this report and the financial supplement is included as Exhibit 99.2 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarter and nine months ended September 30, 2004, as part of its Form 10-Q covering that period.

Item 9.01  Financial Statements and Exhibits

                (c) The following exhibits are being furnished herewith:

Exhibit No.           Exhibit Description

99.1                         Press release text of Washington Mutual, Inc. dated October 20, 2004.

99.2                         Financial supplement of Washington Mutual, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: October 20, 2004	By:	/s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President